Exhibit 10.2

CONSENT AND WAIVER

TO SENIOR SECURED CREDIT AGREEMENT

AND RELEASE OF LIENS

CONSENT AND WAIVER, dated as of September 9, 2019 (this “Consent”), to the Senior Secured Credit Agreement, dated as of May 3, 2019 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among LogicMark, LLC, a Delaware limited liability company (“Borrower”), each financial institution from time to time party thereto as lender (each, a “Lender” and collectively, the “Lenders”), and                          , as administrative agent for the Lenders (in such capacity, and together with its successors and assigns, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, and together with its successors and assigns, the “Collateral Agent” and together with the Administrative Agent, the “ Agents”).

WHEREAS, the Borrowers, the Guarantors, the Agents and the Required Lenders wish to consent to certain actions by the Loan Parties, waive certain Defaults or Events of Default and modify certain terms and provisions of the Credit Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

2. Consent, Waiver and Lien Release.

(a) Pursuant to the request by the Loan Parties, but subject to satisfaction of the conditions set forth in Section 4 hereof, and in reliance upon (A) the representations and warranties of Loan Parties set forth herein and in the Credit Agreement and (B) the agreements of the Loan Parties set forth herein, the Agents and the Required Lenders hereby consent to the (i) Disposition of Fit Pay pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and between Garmin International, Inc. and Nxt-ID, Inc. (the “Fit Pay Purchase Agreement”), (ii) release of Fit Pay as a Loan Party, as a Guarantor and as a party to the Guaranty Supplement, the Security Agreement Supplement and the Intellectual Property Security Agreement, termination of the Fit Pay Joinder Agreement and Pledge Amendment, and termination of the Collateral Agent’s liens on the assets of Fit Pay (including the assets of other Loan Parties to be transferred to Fit Pay as set forth on Schedule 3.9(b) of the Fit Pay Purchase Agreement), (iii) termination of the pledge of the Equity Interests of Fit Pay by Nxt-ID, Inc. and (iv) the prepayment in full of the Promissory Note, with a portion of the proceeds payable by NXT-ID pursuant to the Fit Pay Purchase Agreement in an amount not to exceed $450,000.

(b) The Agents and Required Lenders hereby waive each Event of Default set forth on Exhibit A hereto (the “Specified Defaults”).

(c) The consent and waiver in this Section 2 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

(d) Upon the effectiveness of the consent set forth in Section 2(a), immediately and without any further action by any party, (i) Fit Pay shall be released as a Loan Party and Guarantor and all Liens on Fit Pay’s assets (including the assets of other Loan Parties to be transferred to Fit Pay as set forth on Schedule 3.9(b) of the Fit Pay Purchase Agreement) in favor of the Collateral Agent shall be released and terminated, and (ii) the pledge of Fit Pay’s Equity Interests by Nxt-ID, Inc. shall be terminated and of no further force and effect, and all liens on Fit Pay’s Equity Interests in favor of the Collateral Agent shall be released and terminated. The Lenders and the Agents hereby consent to the filing of UCC-3 termination statements and any necessary or appropriate documents evidencing the terminations and releases in this Section 2(d) by the Loan Parties or their designees (including, without limitation, the purchaser under the Fit Pay Purchase Agreement and/or its counsel), in each case, in the form approved by the Agents. The Lenders and the Agents, at the sole cost of the Loan Parties, agree to promptly do all things, presently or in the future, which may be reasonably requested by the Loan Parties, the Loan Parties’ designees or their respective counsel to effect and evidence the foregoing, including, without limitation, the execution and delivery of UCC-3 termination statements and other documents reasonably requested to effectuate the releases provided for herein, in each case, without any recourse to the Agents and the Lenders and without any representation or warranty by the Agents and the Lenders,

3. Representations and Warranties.

(a) Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(i) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute this Consent and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated hereby and by the Credit Agreement, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect.

(ii) Authorization; Etc. The execution, delivery and performance of this Consent by the Loan Parties, and the performance of the Credit Agreement, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Organization Documents, (B) any applicable material law) or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(iii) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Consent or any other Loan Document to which it is or will be a party.

(b) Representations and Warranties; No Event of Default. The Loan Parties hereby represent and warrant to the Agents and the Lenders that the representations and warranties herein, in Article V of the Credit Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Credit Agreement or any other Loan Document on or prior to the Consent Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Consent Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and, other than the Specified Defaults, no Default or Event of Default has occurred and is continuing as of the Consent Effective Date or would result from this Consent becoming effective in accordance with its terms

4. Conditions to Effectiveness. This Consent shall become effective only upon satisfaction of the following conditions precedent (the first date upon which all such conditions shall have been satisfied or waived being herein called the “Consent Effective Date”):

(a) The Agents shall have received this Consent, duly executed by the Loan Parties, each Agent and the Required Lenders.

(b) The Borrowers shall have paid on or before the Consent Effective Date all fees, costs and expenses then payable pursuant to Section 10.04, including, without limitation, the reasonable fees and expenses of Schulte Roth & Zabel LLP, counsel to the Agents.

(c) The Administrative Agent shall have received a prepayment of the Term Loan in the principal amount of $1,987,218.83 together with the Prepayment Premium in the amount of $139,105.32 and accrued interest thereon in the amount of $6,482.80 from the proceeds of the Disposition of Fit Pay pursuant to the Fit Pay Purchase Agreement.

5. Continued Effectiveness of the Credit Agreement and Other Loan Documents. Except as specifically set forth herein and after giving effect to the consents, waivers and releases provided herein, each Loan Party hereby (i) acknowledges and consents to this Consent, (ii) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Consent Effective Date all references in any such Loan Document to “the Credit Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended or modified by this Consent, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Consent does not and shall not affect any of the obligations of the remaining Loan Parties, other than as expressly provided herein, including, without limitation, the remaining Loan Parties’ obligations to repay the Loans in accordance with the terms of Credit Agreement, or the obligations of the remaining Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

6. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Credit Agreement and the other Loan Documents and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to such Loan Party and its Affiliates under the Credit Agreement and the other Loan Documents. Notwithstanding the foregoing, the Agents and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Consent and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Consent Effective Date and arising out of, connected with or related in any way to this Consent, the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Term Loans, or the management of such Term Loans or the Collateral, in each case, on or prior to the Consent Effective Date.

As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

As to each and every claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of the Released Parties above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) the Released Parties on the basis of any claim released, remised and discharged by such Person pursuant to this Section 6. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Collateral Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Loan Party or any of its respective successors, assigns, or officers, directors, employees, agents and attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as the Released Parties may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by the Released Parties as a result of such violation.

7. Miscellaneous.

(a) This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Consent by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Consent.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

(c) This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Consent constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Consent shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Consent.

(e) Any provision of this Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents and the Lenders party to this Consent in connection with the preparation, execution and delivery of this Consent or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders party to this Consent.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered as of the date set forth on the first page hereof.

LogicMark, LLC, as Borrower

By:	/s/ Gino Pereira
	Name:	Gino Pereira
	Title:	Manager

NXT-ID, Inc., as a Guarantor

By:	/s/ Gino Pereira
	Name:	Gino Pereira
	Title:	CEO

3D-ID, LLC, as a Guarantor

By:	/s/ Gino Pereira
	Name:	Gino Pereira
	Title:	Manager

FIT PAY, INC., as a Guarantor

By:	/s/ Gino Pereira
	Name:	Gino Pereira
	Title:	Director

[Consent to Credit Agreement]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

By:	/s/
Name:
Title:

[Consent to Credit Agreement]

LENDER:

By:	/s/
Name:
Title:

[Consent to Credit Agreement]

EXHIBIT A

SPECIFIED DEFAULTS

Failure to pay principal and interest when due pursuant to the Promissory Note.